EXHIBIT 99.1

James D. Henderson
38 Brandymeade Circle
Stow, Massachusetts 01775

November 6, 2013

Board of Directors
VizConnect, Inc.
1350 Main Street, Suite 1407
Springfield, Massachusetts 01103

Attention: Paul J. Cooleen, President

Dear Paul:

Effective immediately, I hereby resign as Treasurer, Chief Information Officer and General Counsel, and as a director, of VizConnect, Inc.

Sincerely Yours,

/s/ James D. Henderson
James D. Henderson

Accepted this 6th day of November, 2013:

/s/ Paul J. Cooleen
Paul J. Cooleen